SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 18, 2004


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                    1-9494                    13-3228013
(State or other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)


  727 Fifth Avenue, New York, New York                                   10022
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000


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Item 5.  Other Events.

On May 18, 2004, Tiffany & Co. issued a press release announcing it has appointed Robert L. Cepek as president of a new retail jewelry venture that will debut later this year. The venture will operate under the trade name IRIDESSE and will operate retail jewelry stores focused exclusively on pearls and pearl jewelry.

A copy of the May 18, 2004 press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (c)  Exhibits

         99.1 Press Release dated May 18, 2004


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TIFFANY & CO.


                                        BY: /s/ Patrick B. Dorsey
                                            ___________________________________
                                            Patrick B. Dorsey
                                            Senior Vice President, Secretary and
                                            General Counsel



Date: May 18, 2004

                                  EXHIBIT INDEX


Exhibit No.   Description

99.1          Text of Press Release issued by Tiffany & Co., dated May 18, 2004.